UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 13, 2023, Edgio, Inc. (the “Company” or “Edgio”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1. Additional information is included in Item 4.02 below.

In addition, the Company is aware that Silicon Valley Bank (“SVB”) was closed on March 10, 2023 by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. As of December 31, 2022, the Company had total cash, cash equivalents and short-term investment balance of approximately $74 million. As of the date of this Form 8-K, the Company has approximately $20.6 million of cash held at SVB. According to a March 12, 2023 joint statement by the Department of the Treasury, the Board of Governors of the Federal Reserve System and the FDIC, all depositors of SVB will have full access to their deposits starting Monday, March 13, 2023. The Company will continue to monitor the situation and any impact on the Company and its operations.

There is no outstanding balance under the Company’s Loan and Security Agreement with SVB, as amended, as of December 31, 2022 nor as of the date of this Form 8-K.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 8, 2023, management and the Audit Committee of the Board of Directors (the “Audit Committee”) of Edgio determined that the Company’s previously issued financial statements in its Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020, as well as the previously filed Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and 2021, June 30, 2022 and 2021 and September 30, 2022 and 2021 (collectively, the “Prior Period Financial Statements”), should be restated and no longer be relied upon due to an error in accounting for sales of the Company’s Open Edge solution (the “Impacted Open Edge transactions”). Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results or other financial information contained in the Prior Period Financial Statements should no longer be relied upon. The Company plans to restate the Prior Period Financial Statements (collectively, the “Restated Prior Period Financial Statements”).

By way of background, in mid-February 2023, as part of Edgio’s normal financial reporting process, prior to completion of the financial audit for the period ended December 31, 2022, the Company and the Audit Committee reviewed Edgio’s financial results and discussed a technical accounting issue related to the accounting for sales of Edgio’s Open Edge solution. Open Edge is a fully-managed content delivery network service that embeds Edgio’s content delivery platform directly into the networks of Edgio’s customers, primarily internet service providers (“ISPs”). The Company reevaluated such accounting and determined that it must correct the previous accounting for the Impacted Open Edge transactions.

The changes that will be recorded due to the Impacted Open Edge transactions did not result from a change in published accounting guidance during the relevant time period or override of controls or misconduct, nor has the Audit Committee been informed of any issues related to an override of controls or misconduct.

The Impacted Open Edge transactions involved Edgio’s sale of equipment, including routing and server communications hardware, to customers, primarily ISPs, to establish a point of presence (“PoP”) in the customer’s network. The equipment included Edgio’s proprietary content delivery software, which allows Edgio to host, use, process, display, and transmit content on the customer’s network. The Impacted Open Edge transactions had a revenue sharing arrangement, whereby Edgio and the customer shared revenue from the traffic that runs through the PoP using Edgio’s content delivery platform.

Consistent with Edgio’s revenue recognition disclosures, revenues from the sale of the equipment and related equipment costs had historically been recorded at the point in time when control of the equipment transferred to the customer, and expenses from the revenue share arrangement were recorded over the term of the revenue sharing agreement, which is generally five years. Based on the Company’s review to-date of a sample of the Impacted Open Edge transactions related to its large customers, which remains ongoing, the Company has determined that the Impacted Open Edge transactions should have been accounted for as financing leases, in which (1) the up-front payments received from Edgio’s customers associated with the transaction are recognized as a financing liability on the balance sheet, with the related equipment costs remaining in fixed assets and depreciated over time, and (2) pursuant to lease accounting, the revenue sharing payments made by Edgio to its Open Edge customers are allocated between cost of sales and lease payments, as an offset on the balance sheet against the lease liability. While the Company’s determination regarding the revised accounting treatment for the Impacted Open Edge transactions is based on management’s evaluation of a sample of the Impacted Open Edge transactions, the Company has not yet completed its evaluation of all such transactions and could reach a different determination as to the remaining transactions.

The revised accounting treatment for a sample of the Impacted Open Edge transactions reviewed to-date does not impact the Company’s overall cash flow, nor does it impact the economic terms or substance of the Company’s transactions. The Company currently anticipates that the primary effects to the Restated Prior Period Financial Statements from this restatement will be a reduction to revenue of up to approximately $23.0 million for the nine-month period ended September 30, 2022, up to approximately $16.7 million for the twelve-month period ended December 31, 2021, and up to approximately $6.6 million for the twelve-month period ended December 31, 2020, with a corresponding costs of sales reduction and impact to depreciation expenses and income taxes, as well as other adjustments. This represents a reduction in revenue of 5.8% on a consolidated pro-forma basis for the nine-month period ended September 30, 2022, and a reduction in previously reported revenue of 7.7% in 2021 and 2.9% in 2020. There can be no assurance that the actual effects of the error corrections will be only as described above.

The Company plans to include the Restated Prior Period Financial Statements in connection with the filing of its Annual Report on Form 10-K for the year ended December 31, 2022 (“Form 10-K”) as soon as practicable. The Company anticipates a delay in the timely filing of its Form 10-K and will file a notification of late filing on Form 12b-25 with the U.S. Securities and Exchange Commission (“SEC”) to obtain an automatic 15-day extension of the filing deadline for the Form 10-K. The accounting related to the Impacted Open Edge transactions is complex and technical and involves significant judgments in applying U.S. GAAP. Due to the complexities associated with accounting for the Impacted Open Edge transactions, the Company does not expect that it will complete the preparation and filing of its Form 10-K within the extension period. The Company is committed to filing its Form 10-K as expeditiously as possible. In addition, the Company expects to receive a notice from The Nasdaq Stock Market that it is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1). Such notification letter is not expected to have an immediate effect on the listing or trading of Edgio common stock on the Nasdaq Global Select Market.

Due to the accounting associated with the financing leases, however, the Company may not be in compliance with all of its financial covenants under its Loan and Security Agreement with SVB, as amended, after giving effect to the restatement, which, in addition to the Company’s late filing of its Form 10-K, may trigger an event of default under the agreement. However, there was no outstanding balance under this credit facility as of December 31, 2022 nor as of the date of this Form 8-K. The Company’s late filing of its Form 10-K may also trigger a default under the Indenture between the Company and U.S. Bank National Association dated July 27, 2020 regarding the 3.50% Convertible Senior Notes due 2025 if a waiver is not obtained.

The Company also expects to disclose in its Form 10-K a material weakness in the Company’s design and operation of effective internal controls over the accounting for the Impacted Open Edge transactions, in connection with the aforementioned restatement. The Company will provide further specifics on the material weakness and its plan for remediation in its Form 10-K. Additional deficiencies or material weaknesses in the Company’s design and operation of effective internal controls may be identified during the completion of the audit.

In addition to the above, the Company expects to correct certain other errors within the Prior Period Financial Statements.

The Audit Committee has discussed the matters disclosed in this Item 4.02 of Form 8-K with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statement Disclaimer

The Company includes in this Current Report on Form 8-K “forward-looking statements” within the meaning of the federal securities laws. A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “expects,” “estimates,” “intends,” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results, including without limitation, statements regarding the nature and extent of the accounting changes and errors, and the expected impact of the accounting changes and the restatement on the Company’s prior and future financial statements, financial position, expected preliminary revenues, and other results of operations, and the Company’s ability to recover its cash on deposit at SVB. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management.

Forward-looking statements are subject to risks, uncertainties and other factors that may change at any time and may cause actual results to differ materially from those that the Company expected. Many of these statements are derived from the Company’s operating budgets and forecasts, which are based on many detailed assumptions that the Company believes are reasonable, or are based on various assumptions about certain plans, activities or events which the Company expects will or may occur in the future. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to: the risk that the Company’s cash on deposit on SVB may not be recoverable above the FDIC insured limit and the risk that the Company may experience liquidity or cash flow issues; the risk that additional information may arise prior to the filing of the restated financial statements; additional adjustments the Company may determine to include as it finalizes the restated financial statements and the financial statements for the fiscal year ended December 31, 2022; the risk that the Company could reach a different determination regarding the revised accounting treatment for the Impacted Open Edge transactions upon completion of its evaluation of such transactions; the risk that the sample of Impacted Open Edge transactions management evaluated may not accurately represent all such transactions; the risk that Open Edge will no longer be a strategic initiative for the Company; the risk that additional deficiencies or material weaknesses in the Company’s design and operation of effective internal controls are identified; the timing and ultimate conclusions of the auditors regarding the audit of the Company’s financial statements; the risk that the completion and filing of the Company’s Annual Report on Form 10-K will take longer than expected and will not be completed by the extension period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended; the possibility that The Nasdaq Stock Market may delist the Company’s securities; the possibility that the Company will not be able to become current in its filings with the SEC; investigations or actions by governmental authorities or regulators and the consequences thereof, including the imposition of civil or criminal penalties; the risk of an event of default under the Indenture between the Company and U.S. Bank National Association dated July 27, 2020 regarding the 3.50% Convertible Senior Notes due 2025, including as a result of the Company’s failure to timely file its annual financial statements; the risk of an event of default under the Company’s Loan and Security Agreement with SVB, as amended, including as a result of the Company’s failure to timely file its annual financial statements; and the risk that the Company may become subject to stockholder lawsuits or claims. It is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including those factors disclosed in this Current Report and those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 17, 2022 and the Company’s subsequent reports filed with the SEC.

All forward-looking statements in this Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 13, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 13, 2023	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary